CERTAIN TRANSACTIONS	3 Months Ended
Mar. 31, 2017
Certain Transactions [Abstract]
Certain Transactions
TEVA PHARMACEUTICAL INDUSTRIES LIMITED
Notes to Consolidated Financial Statements – (Continued)

NOTE 3 – Certain transactions:

  Business transactions:

Actavis Generics and Anda acquisitions:

On August 2, 2016, Teva consummated its acquisition of Allergan plc's ("Allergan") worldwide generic pharmaceuticals business (“Actavis Generics”). At closing, Teva transferred to Allergan consideration of approximately $33.4 billion in cash and approximately 100.3 million Teva shares. The acquisition significantly expanded Teva's generics product portfolio and pipeline, R&D capabilities and global operational network.

On October 3, 2016, Teva consummated the acquisition of Anda Inc. (“Anda”), the fourth largest distributor of generic pharmaceuticals in the United States, from Allergan, for cash consideration of $500 million. The purchase is a transaction related to the Actavis Generics acquisition, and as such the purchase price accounting and related disclosures were treated on a combined basis.

In July 2016, Teva completed debt issuances for an aggregate principal amount of $20.4 billion, or $20.3 billion in net proceeds, consisting of senior notes with aggregate principal amounts of $15 billion, €4 billion and CHF 1 billion and maturities of between two to 30 years. The effective average interest rate of these notes is 2.32% per annum.

At the closing of the Actavis Generics acquisition, Teva borrowed $5 billion under its term loan facility with a syndicate of banks. The term facility is split into two tranches of $2.5 billion each, with the first tranche maturing in 2018 and the second tranche maturing in 2020 with payment installments each year (see note 11). In addition, Teva terminated its $22 billion bridge loan credit agreement.

Teva financed the cash consideration with the amounts mentioned above, in addition to approximately $8.1 billion from cash on hand, including from its December 2015 equity offerings, and borrowings under its syndicated revolving line of credit.

Debt issuance and term loan facilities related costs of approximately $0.1 billion were incurred as part of the financing arrangements, and were capitalized under senior notes and loans in the consolidated balance sheets in 2016. Total equity issuance costs of approximately $0.2 billion related to the transaction were offset against the proceeds received from the issuances.

The following table summarizes the consideration transferred to acquire Actavis Generics and Anda:

Fair value of consideration transferred:	U.S.$ in millions
Cash (1)	$33,878
Ordinary shares (2)	5,065
Contingent consideration (3)	302
Equity based compensation	25
Total fair value of consideration transferred	$39,270

(1) As a result of a working capital true up adjustment related to the Anda acquisition, a $42 million reduction in the fair value of the consideration transferred to acquire the businesses has been reflected in the first quarter of 2017. The adjustment was not settled in the period, and therefore there is no impact in the current period on the statements of cash flows.

(2) Represents approximately 100.3 million shares at a price per share of $50.50 at August 1, 2016, which has been adjusted for a lack of marketability discount factor of 5.8%. Beginning on August 2, 2017 Allergan will no longer be prohibited from trading its Teva shares.

(3) The contingent consideration relates to sharing of profits of one specific product currently in development. Its fair value is based on the estimated future cash outflows, utilizing the same probability assessment that was applied on the related in-process research and development (“IPR&D”).

The table below summarizes the preliminary estimates of the fair value of the assets acquired and liabilities assumed and resulting goodwill. These values are not yet finalized and are subject to change, which could be significant. The amounts recognized and associated amortization periods will be finalized as the information necessary to complete the analyses is obtained, but no later than one year from the acquisition date (“the measurement period”).

Recognized amounts of identifiable assets acquired and liabilities assumed: U.S.$ in millions	Preliminary values at December 31, 2016	Measurement period adjustments	Preliminary values at March 31, 2017
Cash and cash equivalents	$84	$-		$84
Trade receivables (1)	3,211	34		3,245
Inventories	1,670	1		1,671
Other current assets (2)	2,050	(8)		2,042
Property, plant and equipment	1,370	22		1,392
Other non-current assets	24	-		24
Identifiable intangible assets: (3)
Product rights (4)	8,640	(682)		7,958
Trade names	417	-		417
In-process research and development	5,006	407		5,413
Goodwill	24,192	390		24,582

Total assets acquired	46,664	164		46,828
Sales reserves and allowances	1,988	49	-	2,037
Trade payables	441	-	-	441
Employee related obligations	134	13		147
Accrued expenses (5)	920	37	-	957
Other current liabilities	376	(22)	-	354
Deferred income taxes and other non-current liabilities	3,493	129	-	3,622

Total liabilities assumed	7,352	206		7,558
Net assets acquired (6)	$39,312	$(42)		$39,270

(1) As of the acquisition date, the fair value of trade receivables approximated the book value acquired. The gross contractual amount receivable was $3,347 million, of which approximately $102 million was not expected to be collected.

(2) Other current net assets related to divestitures were approximately $1,647 million.

(3) The fair value adjustment estimate of identifiable intangible assets is preliminary and is determined using the “income approach,” which is a valuation technique that estimates the fair value of an asset based on market participants' expectations of the cash flows an asset would generate over its remaining useful life.

(4) The estimated weighted average amortization period of the acquired product rights is 12 years.

(5) In the ordinary course of business, Actavis Generics incurred contingent and other liabilities. Except as specifically excluded by the relevant accounting standard, contingencies are required to be measured at fair value as of the acquisition date. A liability of $524 million for litigation matters was assumed by Teva in connection with the acquisition. Refer further to note 16 for contingencies.

(6) The reduction in the estimated fair value of the net assets acquired is a result of a working capital true up adjustment related to the Anda business.

Goodwill is largely attributable to expected synergies following the acquisitions, as well as future economic benefits arising from other assets acquired that could not be separately recognized at this time. Goodwill is not deductible for tax purposes, and was allocated to the generic medicines segment and other activities, see note 7.

Purchase price allocated to intangibles primarily represents developed products already marketed and IPR&D. Approximately $8.0 billion was allocated from the purchase price to developed products and $5.4 billion to IPR&D.

For both developed products and IPR&D, net cash flows were discounted to present values, using a range of discount rates from 6.5% to 13%. Other assumptions reflect stage of development, nature and timing of efforts for completion, and other risks and uncertainties. Identifiable intangible assets were valued using a variation of the income approach known as the “Multi-Period Excess Earnings Approach”. This uses a forecast of expected cash flows, cash outflows and contributory charges for economic returns on tangible and intangible assets employed.

IPR&D represents development in process which as of the closing date, had substance, where process to date is more than insignificant but had not yet reached completeness. As it relates to this acquisition, Teva considered all products that had at least begun processing the testing to demonstrate bioequivalence but had not yet received final approval from the Food and Drug Administration (“FDA”) to be part of IPR&D. There are approximately 200 products and/or product groups included in this allocation. A probability of success factor was used to reflect inherent technological and regulatory risks.

The measurement period adjustments related to the identifiable intangible assets acquired represent the impact of updated cash flow projections on the fair value of the assets. The updated projections incorporated additional information obtained subsequent to the closing of the transaction, which included updated product and market based assumptions. The resulting reduction of amortization of product rights from the date of the acquisition's consummation is not material to the consolidated financial statements.

The final cash consideration for the Actavis Generics acquisition is subject to certain net working capital adjustments. Following the terms of the agreement, Teva submitted an adjustment for $1.4 billion with regards to a working capital true up.  The final amount of any contractual adjustment will be determined in arbitration, as provided for in the agreement, and it could be significantly lower than the amount submitted.  No amount for the working capital true up has been recorded as a purchase price adjustment to date.  Any amount recovered from the working capital true up before the end of the measurement period would be a reduction to purchase price and associated goodwill. Amounts recovered after the measurement period would be recorded as a gain in net income.

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In order to complete the Actavis Generics acquisition, Teva was required by the U.S. Federal Trade Commission ("FTC") to divest certain Actavis Generics and Teva products. On October 5, 2016, Teva entered into an agreement to sell certain assets and operations of Actavis Generics in the U.K. and Ireland, and the transaction closed on January 9, 2017. Net proceeds from the sale of the assets amounted to $677 million. As a result of the devaluation of the British pound, the transactional currency, against the U.S. dollar, a capital loss of $52 million was recognized during the period in general and administrative expenses. The currency translation impact was reclassified to the statements of income out of accumulated other comprehensive income (see note 10). The table below summarizes the major classes of assets and liabilities included as held for sale as at December 31, 2016.

Carrying amounts of major classes of assets included as held for sale:	U.S.$ in millions
Trade receivables	$59
Inventories	63
Other current assets	1
Deferred income taxes	7
Property, plant and equipment, net	36
Identifiable intangible assets, net	633

Total assets of the disposal group classified as held for sale in the consolidated balance sheets	$799
Trade payables and accrued expenses	$83
Other current liabilities	10
Other taxes and long-term liabilities	23

Total liabilities of the disposal group classified as held for sale in the consolidated balance sheets	$116

       In addition, assets held for sale at December 31, 2016 include other divestitures related to the acquisition of Actavis Generics, which are not significant to Teva.

Other 2016 transactions:

During the year ended December 31, 2016, Teva entered into other transactions for aggregate cash consideration of $2.3 billion and non-cash consideration with a fair value of $1.8 billion. Goodwill recognized for these transactions is not deductible for tax purposes.

Pro forma financial information for the following transactions was not significant, individually or collectively, when compared with Teva's financial results.

Japanese business venture:

On April 1, 2016, Teva and Takeda Pharmaceutical Company Limited ("Takeda") established Teva Takeda Yakuhin Ltd. (“Teva Takeda”), a new business venture in Japan. The business venture combined Teva's Japanese generics business with Takeda's portfolio of off-patent products, leveraging Takeda's leading brand reputation and strong distribution presence in Japan with Teva's expertise in supply chain, operational network, infrastructure and R&D, to meet the wide-ranging needs of patients and growing importance of generics in Japan through the provision of off-patent medicines.

Teva assigned 49% in the business venture to Takeda in consideration of the contribution of its off-patented products business in Japan. The business venture was consolidated in Teva's financial statements commencing April 1, 2016. Takeda's interest in the business venture is accounted for under net income (loss) attributable to non-controlling interests.

The table below summarizes the fair value of the assets acquired and liabilities assumed and resulting goodwill, as finalized in the first quarter of 2017. Teva recorded net assets acquired of $1.8 billion and non-controlling interests of $1.6 billion, with the difference recorded under Teva shareholders' equity.

Recognized amounts of identifiable assets acquired and liabilities assumed:	U.S.$ in millions
Inventories	$134
Identifiable intangible assets:
Product and marketing rights (1)	1,491
Goodwill	698

Total assets acquired	$2,323
Deferred income taxes	498

Total liabilities assumed	498
Net assets acquired	$1,825

(1) The weighted average amortization period of the acquired product and marketing rights is approximately 15 years.

Goodwill is calculated as the excess of the consideration transferred over the net assets recognized. Specifically, goodwill recorded as part of the Teva Takeda business venture is attributable to expected specific synergies and market benefits that could not be individually identified and separately recognized, and was allocated to the generics segment.

Rimsa

On March 3, 2016, Teva completed the acquisition of Representaciones e Investigaciones Médicas, S.A. de C.V. ("Rimsa"), a pharmaceutical manufacturing and distribution company in Mexico, for $2.3 billion, in a cash free, debt free set of transactions. Teva financed the transaction using cash on hand.

Following the closing of the acquisition, Teva identified issues concerning Rimsa's pre-acquisition quality, manufacturing and other practices, at which point the Company began an assessment of the extent and cost of remediation required to return its products to the market. In September 2016, two lawsuits were filed: a pre-emptive suit by the Rimsa sellers against Teva, and Teva's lawsuit alleging fraud and breach of contract against the Rimsa sellers. The Rimsa sellers subsequently dismissed their lawsuit, and the dismissal was approved by court order on December 20, 2016. Teva's lawsuit against the Rimsa sellers remains outstanding.

During the fourth quarter of 2016, Teva completed its assessment of the implications of the identified issues on the intended synergies and integration of the acquisition, resulting in a comprehensive remediation plan and an impairment test over the goodwill acquired.

As a result of the alleged fraud, and given the required level of senior management's attention to execute the remediation plan, Teva concluded that the rarity of the circumstances warranted the evaluation of Rimsa as a separate reporting unit. Accordingly, in 2016 goodwill resulting from the Rimsa acquisition was tested for impairment at this level, and an impairment charge of $900 million on goodwill was recorded.

Teva continues to monitor the execution of the remediation plan and related milestones. Critical to the plan are the timing and costs to remediate the facility and its product files. As all files required revalidation efforts in order to commence sales, all were classified as IPR&D. If it is determined that remediation will not be completed within the expected timeframe, Teva may conclude that additional impairment is necessary.

The table below summarizes the fair value of the assets acquired and liabilities assumed and resulting goodwill, prior to any goodwill impairments. The amounts were finalized in the first quarter of 2017. The measurement period adjustments since December 31, 2016 were not material to Teva's consolidated financial statements.

Recognized amounts of identifiable assets acquired and liabilities assumed:	U.S.$ in millions
Current assets (1)	$97
Other non-current assets	144
Identifiable intangible assets:
In-process research and development (2)	338
Goodwill	1,933

Total assets acquired	$2,512
Current liabilities	123
Deferred taxes and other non-current liabilities	68

Total liabilities assumed	191
Net assets acquired	$2,321

(1) As of the acquisition date, the fair value of trade receivables approximated the book value acquired. The gross contractual amount receivable was $47 million, of which $3 million was not expected to be collected.

(2) The value of research and development in-process was calculated using cash flow projections discounted for the inherent risk in the projects.

Goodwill attributable to the acquisition following the updated valuations represents the expected benefits from Teva's increased presence in the Mexican market, and was allocated to the generics operating segment.

b. Other significant agreements:

The Company has entered into alliances and other arrangements with third parties to acquire rights to products it does not have, to access markets it does not operate in and to otherwise share development costs or business risks. The Company's most significant agreements of this nature are summarized below.

AttenukineTM

In December 2016, Teva entered into a license agreement for research, development, manufacture and commercializing of AttenukineTM with a subsidiary of Takeda. Teva received a $30 million upfront payment. The agreement stipulates additional milestone payments of up to $280 million, as well as royalties.

Ninlaro®

In November 2016, Teva entered into an agreement to sell its royalties and other rights in Ninlaro® (ixazomib) to a subsidiary of Takeda, for a $150 million upfront payment to Teva, with additional consideration of up to $150 million dependent on future sales. Teva was entitled to these royalties pursuant to an agreement from 2014 assigning the Ninlaro® patents to an affiliate of Takeda in consideration of milestone payments and sales royalties. In the first quarter of 2017, Teva received a $75 million payment which was recognized in revenue for the period.

Celltrion

In October 2016, Teva and Celltrion, Inc. ("Celltrion") entered into a collaborative agreement to commercialize two of Celltrion's biosimilar products in development for the U.S. and Canadian markets. Teva paid Celltrion $160 million, of which up to $60 million is refundable or creditable under certain circumstances. Teva and Celltrion will share the profit from the commercialization of these products.

Regeneron

In September 2016, Teva and Regeneron Pharmaceuticals, Inc. ("Regeneron") entered into a collaborative agreement to develop and commercialize Regeneron's pain medication product, fasinumab. Teva and Regeneron share equally in the global commercial benefits of this product, as well as ongoing associated research and development costs of approximately $1 billion. Teva paid an upfront payment of $250 million to Regeneron as part of the agreement.